Long-term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term Debt
Long-term Debt
Long-term debt as of December 31, 2015 and 2014 comprises the following:

(in US$ millions)	2015			2014
	Amount	Debt issue costs	Total	Amount	Debt issue costs	Total
VTTI Operating Revolving Credit Facility	104.0	(0.2)	103.8	573.7	(0.5)	573.2
ATB Phase 2 Related Party Facility	75.2	—	75.2	56.1	—	56.1
Related Party MLP Loan Agreement	75.0	—	75.0	—	—	—
Senior Unsecured Notes	441.0	(3.2)	437.8	—	—	—
Total debt	695.2	(3.4)	691.8	629.8	(0.5)	629.3
Less: current portion			(8.9)			—
Total long-term debt			682.9			629.3

(in US$ millions)	2015	2014
Long term debt, affiliates	141.3	56.1
Long-term debt third parties	541.6	573.2
Total long-term-debt	682.9	629.3
Affiliate Loan
The Partnership had long-term debt with VTTI originating from historical capital investments in our terminals. The long-term debt was interest bearing based on an interest structure similar to VTTI’s interest structure with their third party banks. In conjunction with our IPO and formation transactions we repaid a total of $660.0 million of affiliate loans and an additional loan of $200.0 million borrowed during 2014 was converted to equity. There were no amounts outstanding as of December 31, 2015 and 2014.
Project Finance Loan - ATB Phase I
On March 25, 2011, our subsidiary, ATT Tanjung Bin Sdn Bhd, or ATB, as borrower, entered into a seven-year, $230 million loan agreement with a syndicate of lenders, in connection with the construction of phase one of our Johore terminal. This facility was repaid in conjunction with the formation transactions and refinancing in connection with our IPO in August 2014 and therefore no amounts were outstanding as of December 31, 2015 and 2014.
VTTI Operating Revolving Credit Facility
Prior to our IPO, VTTI Operating entered into a new €500 million revolving credit facility with a termination date of July 31, 2018 (the “VTTI Operating Revolving Credit Facility”). During the first quarter of 2015, we increased the amount available under the facility by €80 million in accordance with the terms of the facility to a total of €580 million and increased the percentage available for borrowings in US dollars to 60%. As of December 31, 2015 and 2014, $104.0 million and $573.7 million respectively was drawn down on the VTTI Operating Revolving Credit Facility. Borrowings under the facility in Euros incur interest at three month Euribor plus a margin (as defined in the facility) and borrowings in US dollars incur interest at three month Libor plus a margin (as defined in the facility). The proceeds from the facility were used to repay existing indebtedness. The unused portion of the facility is subject to an annual commitment fee of 35% of the interest margin.
In December 2015, we repaid a portion of this facility in the amount of $435.4 million which consisted of €180 million and $245 million, with the proceeds from the issuance of the Senior Unsecured Notes (discussed further below). After the repayment, the total amount of the facility was €359 million. The VTTI Operating Revolving Credit Facility contains covenants and conditions that, among other things, limit VTTI Operating’s ability to make cash distributions, incur indebtedness, create certain liens or security over its assets, make investments and enter into a merger or sale of substantially all of its assets and customary events of default under the VTTI Operating Revolving Credit Facility for a facility of this type. Financial covenants include a debt cover ratio maximum of 3.5 and an interest coverage ratio minimum of 4.0. As of December 31, 2015 we were in compliance with our covenants under this facility.
Senior Unsecured Notes
On December 15, 2015, our subsidiary, VTTI Operating, issued the following Senior Unsecured Notes, collectively, the Senior Unsecured Notes:

•	$75 million 4.53% Series A Senior Unsecured Notes due December 15, 2022;

•	$72 million 4.87% Series B Senior Unsecured Notes due December 15, 2025;

•	$98 million 4.97% Series C Senior Unsecured Notes due December 15, 2027;

•	€50 million 2.5% Series D Senior Unsecured Notes due December 15, 2022; and

•	€130 million 2.86% Series E Senior Unsecured Notes due December 15, 2025.
The principal amounts of the Senior Unsecured Notes are due in full at maturity and interest is due semiannually on June 15th and December 15th. The Senior Unsecured Notes contain covenants and conditions that, among other things, limit VTTI Operating’s ability to make cash distributions, incur indebtedness, create certain liens or security over its assets, make investments and enter into a merger or sale of substantially all of its assets and customary events of default. Financial covenants include a debt cover ratio maximum of 3.5 and an interest coverage ratio minimum of 4.0. As of December 31, 2015 we were in compliance with our covenants for these Senior Unsecured Notes.
ATB Phase 2 Related Party Facility
On July 8, 2014, our subsidiary ATB, as borrower, entered into a related party facility agreement (“the ATB Phase 2 Facility”) with VTTI which provides a maximum borrowing under the facility of $95.0 million in connection with the construction of phase two of our Johore terminal. The facility limit is up to $95 million with a termination date of July 8, 2024. The facility incurs interest at LIBOR plus a margin of 3.5%. The total amount outstanding as of December 31, 2015 and 2014 was $75.1 million and $56.1 million respectively.
Related Party MLP Loan Agreement
In July 2014, VTTI granted to the Partnership a loan facility of $75 million. The loan drawn on this facility may be used for general corporate and working capital purposes including financing of dropdown acquisitions from VTTI. The loan facility incurs interest on the aggregate outstanding balance of the loan at LIBOR plus a margin of 3.5% per annum with a final maturity date of December 31, 2020. On July 1, 2015, we borrowed $75 million under this loan facility. The proceeds of this loan were used for the purchase of an additional 6.6% interest in VTTI Operating.